          EXHIBIT 24 TO ANNUAL REPORT ON FORM 10-K FOR FRONTSTEP, INC.

                                POWER OF ATTORNEY
                                -----------------

                                                                      EXHIBIT 24

                                 FRONTSTEP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of Frontstep, Inc., an Ohio corporation, hereby constitutes and appoints each of Lawrence J. Fox, Stephen A. Sasser and Daniel P. Buettin as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 2001 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 7th day of September, 2001.


                  /s/ Lawrence J. Fox                                          /s/ Stephen A. Sasser
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                      Lawrence J. Fox                                           Stephen A. Sasser
            Chairman of the Board and Director                   President, Chief Executive Officer and Director
                                                                          (Principal Executive Officer)


                  /s/ Daniel P. Buettin                                        /s/ John T. Tait
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                     Daniel P. Buettin                                             John T. Tait
   Vice President, Finance, Chief Financial Officer and                              Director
                         Secretary
       (Principal Financial and Accounting Officer)


                  /s/ Duke W. Thomas                                           /s/ Larry L.. Liebert
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                      Duke W. Thomas                                               Larry L. Liebert
                         Director                                                      Director


                  /s/ James A. Rutherford                                      /s/ Roger D. Blackwell
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                      James A. Rutherford                                          Roger D. Blackwell
                          Director                                                    Director


                  /s/ Guy de Chazal                                            /s/ Barry Goldsmith
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                       Guy de Chazal                                               Barry Goldsmith
                          Director                                                    Director